                                                                  Exhibit (b)(5)

                                 CONFIDENTIAL

                 MATERIAL PRESENTED TO THE BOARDS OF DIRECTORS

                                      OF

                          GENERAL MOTORS CORPORATION,

                        HUGHES ELECTRONICS CORPORATION

                                     AND

                               HE HOLDINGS, INC.


                               ----------------

                                AT A MEETING ON

                               JANUARY 16, 1997

                               ----------------


     The following pages contain material that was provided to the Boards of Directors of General Motors Corporation, Hughes Electronics Corporation and HE Holdings, Inc. (the "Companies") in the context of a meeting of the Boards of Directors held to evaluate the transactions described in the Solicitation Statement which is part of this Schedule 13E-3. The accompanying material was compiled or prepared on a confidential basis solely for use by the Boards of Directors and not with a view toward public disclosure under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Federal Securities Law"). The information contained in this material was obtained from the Companies and other sources. Any estimates and projections contained herein have been prepared by the management of the Companies or Raytheon Company and involve numerous and significant subjective determinations, which may or may not be correct. No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a promise or representation, whether as to the past or the future. Because this material was prepared for use in the context of an oral presentation to the Boards of Directors, it was not prepared to comply with the disclosure standards set forth under the Federal Securities Laws and may be used by readers not as familiar with the business and affairs of the Companies as the Boards of Directors, neither the Companies nor Goldman, Sachs & Co. nor any of their respective legal or financial advisors or accountants takes any responsibility for the accuracy or completeness of any of the material when used by persons other than the Boards of Directors of the Companies. Neither the Companies nor Goldman, Sachs & Co. expects to update or otherwise revise the accompanying materials.

                                                             HIGHLY CONFIDENTIAL
                                                             ===================




Goldman Sachs




                        Presentation to the Board of Directors





                        Prepared By
                        Goldman, Sachs & Co
                        January 16, 1997

                               Table of Exhibits



I.    Summary of Proposals

II.   Valuation Parameters
      Public Market Statistics
      Analysis of Relevant Transactions
      Discounted Cash Flow Analysis
      Contribution Analysis

III.  Review of Raytheon Company
      Stock Trading History
      Summary Financial Data
      Review of Synergies

IV.   Analysis of Raytheon Proposal
      Analysis of Proposal
      Pro Forma Trading Analysis

V.    Review of Northrop Grumman Corporation
      Stock Trading History
      Summary Financial Data
      Review of Synergies

VI.   Analysis of Northrop Grumman Proposal
      Analysis of Proposal
      Pro Forma Trading Analysis

A.    Appendix
      Backup Exhibits

I.

                             SUMMARY OF PROPOSALS


                    (In millions, except per share amounts)

                                    ---------------------------------     -------------------------------
                                                 Raytheon                        Northrop Grumman
                                    ---------------------------------     -------------------------------
Total Value                            $9,500     $9,500     $9,500         $9,301     $9,301     $9,301

                                       Low       Midpoint     High            Low     Midpoint      High
                                    ----------  ----------  ---------      --------  ----------   -------
   Value of Equity                    $4,570      $5,078      $5,586        $4,208     $4,676      $5,144

   Debt Assumed                        4,930       4,422       3,914         5,093      4,625       4,157

      Additional Debt                  4,694       4,186       3,678         4,857      4,389       3,921
      Existing Debt                      236         236         236           236        236         236

Equity - Collar (a)                   $44.42      $49.35      $54.29        $72.90     $81.00      $89.10

January 6, 1997                                   $50.00                               $81.88
January 10, 1997                                   47.25                                77.75

Number of Class A Shares to be
   distributed to GM Holders (b)                   102.9                                 57.7
Number of Class B Shares Exchanged
   for Merger Partner Common (b)                   235.5                                 57.7
                                                   -----                                 ----
Total New Company Shares (b)                       338.4                                115.5

Class A Ownership in New Company (b)               30.4%                                50.0%

(a) Collar range for each proposal reflects 10% change in stock price in either direction from midpoint.
(b) Share figures reflect primary shares outstanding.
    Midpoint of $81.00 for Northrop Grumman represents 20 day average closing price for the period prior to January 9, 1997.
    Midpoint of $49.35 for Raytheon represents average trading price during the 30 day period prior to January 6, 1997.

                             Summary of Proposals
                                   Key Terms

        Term                                     Raytheon                                    Northrop Grumman
-----------------------------------------------------------------------------------------------------------------------------------
Surviving Corporation      C.M. Armstrong to be director and chairman of Board      C.M. Armstrong to be director
Management and             Transition Committee
Board                                                                               M.T. Smith to be President, COO and director
                           C.H. Noski to be director and member of Audit
                           Committee                                                Third new member to be mutually determined

                           Current GM outside director to be a director and member of Nominating Committee and Board
                           Transition Committee

                           Other governance bodies established with HAC representation:

                              Management Transition Committee
                              Defense Business Executive Council

Voting Rights              Class A to have 80% of votes for election of directors;  Class A to have 80% of votes for election of
                           Class A and Class B to have class votes on all other     directors; Class A and Class B each have one
                           matters                                                  vote per share on all other matters

Closing Balance Sheet      Adjusted net worth of HAC                                Net working capital of HAC
Adjustment
                           HAC earnings until closing accrue to GM/Telecom          HAC earnings until closing accrue to GM/Telecom
------------------------------------------------------------------------------------------------------------------------------------

II.

                           Public Market Statistics



                   ($ in millions, except per share amounts)



                                  Levered                          Multiple of               P/E Multiple (c)
                                   Market          Debt/              1997             ---------------------------
Company                           Cap. (a)          Cap.           EBITDA (b)             1997E          1998E
------------------------------------------------------------------------------------------------------------------
Boeing (d)                         $36,637         31.4%               8.6x               19.6x          15.6x

General Dynamics                     3,693          8.8%               9.3                15.4           15.1

Hughes Electronics                  24,442          3.0%               9.5                23.6           20.4

Lockheed Martin                     28,626         62.6%               6.6                14.0           12.5

Northrop Grumman                     7,929         62.6%               6.9                13.3           11.8

Raytheon (e)                        15,426         49.9%               8.3                13.1           11.9


       Median                                      40.7%               8.4x               14.7x          13.8x

       Mean                                        36.4%               8.2                16.5           14.5

------------------------------------------------------------------------------------------------------------------


       (a) Based on closing stock prices as of 01/11/97 and balance sheet data as of September 30, 1996.

       (b) EBITDA estimates as per Goldman Sachs research (November 1996). Figures exclude pension and non-cash income.

       (c) IBES estimates for EPS as of 01/08/97. Estimates for companies with non-calendar fiscal year ends have been calendarized.

       (d) Figures have been adjusted pro forma for acquisition of Rockwell A&D but do not include impact of pending acquisition of McDonnell Douglas.

       (e) Figures have not been adjusted for pending acquisition of Texas Instruments' DS&E business.

                       Analysis of Relevant Transactions


                                ($ in millions)

----     -----------------  ----------------       -------------  ------------- ------------------------  ------------  -----------
                                                                                                            Multiple
                                                                                Multiple of Current Year  of Next Year  Multiple of
                                                      Form of         Total     ------------------------  ------------     Book
Date     Acquiring Company  Acquired Company       Consideration  Consideration  Sales   EBIT   EBITDA    Sales   EBIT    Value
----     -----------------  ----------------       -------------  -------------  -----   ----   ------    -----   ----  -----------
Pending  Raytheon           Texas Instruments DS&E     Cash          $2,950      1.68x   12.0x   10.6x    1.66x   12.9x    3.4x
Pending  Boeing             McDonnell Douglas         Stock          13,345      1.01    10.5    10.0     0.95     8.8     4.4
12/96    Boeing             Rockwell A&D            Cash/Stock        3,025      0.94    11.1     9.4     0.93     9.4     3.9
04/96    Lockheed Martin    Loral                      Cash           9,066      1.44    12.9     9.2     1.33    11.9     3.8
03/96    Northrop Grumman   Westinghouse ESG           Cash           3,000      1.17    12.7     9.3     1.25    10.9     9.6
05/95    Raytheon           E-Systems                  Cash           2,340      1.06    11.6     8.3     0.96    10.6     2.8
03/95    Martin Marietta    Lockheed                  Stock           5,227      0.56     8.6     5.4     0.57     8.2     1.9
05/94    Northrop           Grumman                    Cash           2,190      0.64    10.9     7.5     0.66     9.9     2.5
         -------------------------------------------------------------------------------------------------------------------------
         High                                                                    1.68x   12.9x   10.6x    1.66    12.9x    9.6x
         Median                                                                  1.03    11.4     9.3     0.96    10.3     3.6
         -------------------------------------------------------------------------------------------------------------------------

Proposed Raytheon Company   Hughes Aircraft Company Cash/Stock       $9,500      1.53x   13.7x   11.7x    1.43x   13.0x    1.9x
Proposed Northrop Grumman   Hughes Aircraft Company Cash/Stock        9,301      1.50    13.4    11.4     1.40    12.7     1.8

                            Summary Financial Data
                            Hughes Aircraft Company

                                ($ in millions)

                                                  Years Ended December 31,
                        --------------------------------------------------------------------------------------      CAGR
                          1996            1997            1998            1999            2000            2001    1996-2001
                          ----            ----            ----            ----            ----            ----    ---------
Income Statement
----------------
Revenues                $6,220          $6,640          $7,148          $7,657          $8,826          $9,600       9.1%

EBITDA                     814             863             893             955           1,080           1,163       7.4%

EBIT (a)                   695             732             750             800             916             998       7.5%
   Margin                 11.2%           11.0%           10.5%           10.5%           10.4%           10.4%

Balance Sheet           9/30/96
-------------           -------
Debt (b)                  $236
Equity                   5,044

Debt/Cap Ratio             4.5%

Source: Financial information provided by HAC management, December 1996.
(a) EBIT figures excludes impact of amortization of goodwill.
(b) Pro forma for $141 debt relating to the pending acquisition of the Marine Systems business of Alliant Techsystems.

                         Discounted Cash Flow Analysis

                                ($ in millions)

                                   Multiple of Terminal EBITDA
                           ------------------------------------------
Discount Rate                       7.0x           7.5x        8.0x
---------------------------------------------------------------------

   10.0%                          $7,022         $7,389       $7,757


   11.0%                          $6,745         $7,096       $7,448


   12.0%                          $6,482         $6,818       $7,154






--------------------------------
Cash flow projections provided by HAC management.
Terminal value calculation based on a multiple of trailing EBITDA in 2001. All cash flows discounted to January 1, 1997.

                         Discounted Cash Flow Analysis
                         Comparison of Synergy Values


                                ($ in millions)


-----------------------------------------------            -----------------------------------------------
                Raytheon-HAC                                             Northrop Grumman-HAC
-----------------------------------------------            -----------------------------------------------
                 Multiple of Terminal EBIT                                  Multiple of Terminal EBIT
Discount       --------------------------------            Discount       --------------------------------
  Rate           8.0x        9.0x        10.0x               Rate           8.0x        9.0x        10.0x
-----------    --------------------------------            -----------    --------------------------------
  10.0%        $3,677     $3,999      $4,321                   10.0%       $1,762    $1,905      $2,049

  11.0%         3,533      3,841       4,149                   11.0%        1,695     1,833       1,970

  12.0%         3,396      3,690       3,985                   12.0%        1,632     1,763       1,894


-------------------------------
 Synergy projections provided by Raytheon and Northrop Grumman managements (January 1997).
 Raytheon-HAC synergy values do not include synergies associated with Raytheon's acquisition of TI DS&E.
 Terminal value calculation based on a multiple of trailing EBIT in 2001. All cash flows discounted to January 1, 1997.

                             Contribution Analysis

                                   Raytheon

                                ($ in millions)

                                                             % Contribution
1997E(a)                     HAC           Raytheon(b)             HAC
                      ----------------   ----------------   ----------------
Revenues                   $6,640            $16,711               28.4%

EBITDA                        863              2,257               27.7%

Operating Income(c)           732              1,788               29.1%

Levered Value(d)           $9,500            $18,376               34.1%

(a) Projected financial information for 1997 as per HAC management and Northrop Grumman management.
(b) Raytheon data includes pro forma base forecast for TI, before impact of synergies.
(c) Operating Income is before impact of goodwill amortization and pension income.
(d) Levered value for HAC represents Raytheon proposal; levered value for Raytheon is as of January 10, 1997 and includes $2,950 of debt for TI.

                             Contribution Analysis

                               Northrop Grumman

                                ($ in millions)

                                             Northrop        % Contribution
1997E(a)                     HAC             Grumman               HAC
                      ----------------     ------------     ----------------
Revenues                   $6,640                  ***                  ***

EBITDA                        863                  ***                  ***

Operating Income(b)           732                  ***                  ***

Levered Value(c)           $9,301                  ***                  ***

(a) Projected financial information for 1997 as per HAC management and Northrop Grumman management.
(b) Operating Income is before impact of goodwill amortization and pension income.
(c) Levered value for HAC represents Northrop Grumman proposal; levered value for Northrop Grumman is as of January 10, 1997.

*** [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY PURSUANT TO A
    CONFIDENTIAL TREATMENT REQUEST.]

III.
                             Stock Trading History
                                   Raytheon

                           [LINE GRAPH APPEARS HERE]

Latest Close (1/10/97)     $47.25     Equity Market Cap (millions)     $11,210.0

                                      Shares Outstanding (millions)
10 Day Average             $48.50      Primary                             236.0
20 Day Average              48.18      Fully-Diluted                       240.1
30 Day Average              48.79     Average Daily Volume               557,516

                             Stock Trading History
                              Raytheon - Indexed


                           [LINE GRAPH APPEARS HERE]

                            Summary Financial Data
                                   Raytheon

                   ($ in millions, except per share amounts)

                                                    Years Ended December 31,
                         -----------------------------------------------------------------------------         CAGR
                             1996         1997         1998         1999         2000         2001           1996-2001
                             ----         ----         ----         ----         ----         ----           ---------
Income Statement
----------------
Revenues                   $12,260      $14,936      $16,826      $19,219      $21,604      $23,795            14.2%

EBITDA                       1,655        1,986        2,227        2,507        2,798        3,098            13.4%

EBIT                         1,250        1,549        1,755        2,015        2,297        2,594            15.7%
    Margin                    10.2%        10.4%        10.4%        10.5%        10.6%        10.9%

Earnings Per Share           $3.30        $3.60        $4.11        $4.83        $5.68        $6.57            14.8%
    Annual Growth                           9.2%        14.2%        17.5%        17.6%        15.7%

Impact of TI Base Plan
----------------------
Revenues                                 $1,775       $1,791       $1,952       $2,056       $2,216             5.7%
EBIT                                        239          243          264          277          298             5.7%
    Margin                                 13.5%        13.6%        13.5%        13.5%        13.4%


                           12/31/96                Pro Forma TI
                           --------                ------------
Balance Sheet
-------------
Debt                        $3,730                    $6,680
Equity                       4,600                     4,600
Debt/Cap Ratio                44.8%                     59.2%

Credit Ratings
    S&P                       A+                     BBB+        Watch List
    Moody's                   A1                   On Review

Source: Raytheon management, January 1997.

                              Review of Synergies
                                   Raytheon

                                ($ in millions)


                                                              Years Ended December 31,                    1997-2001
                                       -----------------------------------------------------------------
-------------------------------           1997*         1998          1999          2000          2001      Total
Raytheon/HAC                              ----          ----          ----          ----          ----      -----
-------------------------------
Revenue Synergy                           $ 15          $220          $385          $555          $750      $1,925
    Associated Margin                        2            24            42            61            84         213

Pretax Cost Savings                        152           343           421           393           345       1,654

Cost Recovery                                0            19            64            90            90         264
                                             -            --            --            --            --         ---
    Subtotal                               154           387           528           544           519       2,131

Purchase Accounting Adjustments             35            72            50            50            50         257
                                            --            --            --            --            --         ---
    Subtotal                              $189          $459          $578          $594          $569      $2,388

-------------------------------
Raytheon/TI
-------------------------------
Revenue Synergy                           $  0          $130          $140          $170          $190        $630
    Associated Margin                        0            17            18            22            25          82

Pretax Cost Savings                         16            38            55            54            54         217

Cost Recovery                                0            10            26            26            26          88
                                             -            --            --            --            --          --
    Subtotal                              $ 16          $ 65          $ 99          $102          $105        $387

-------------------------------
HAC/TI
-------------------------------
Revenue Synergy                           $ 47          $190          $369          $515          $580      $1,701
    Associated Margin                        5            21            42            61            70         199

Pretax Cost Savings                         31            97            84            72            73         357
                                            --            --            --            --            --         ---
    Subtotal                              $ 36          $118          $126          $133          $143        $556
                                          ----          ----          ----          ----          ----        ----
Total EBT Increase                        $241          $641          $803          $829          $816      $3,330
                                          ----          ----          ----          ----          ----      ------

Source: Synergy information provided by Raytheon management, January 1997.
* 1997 figures represent 1/2 year.

IV

                             Analysis of Proposal
                                   Raytheon

                   ($ in millions, except per share amounts)

         ------------------------------------------------------------
                               Summary of Terms
         ------------------------------------------------------------
              Class A Shares Issued to HAC Holders          102.9
              Raytheon Stock Price (1/10/97)               $47.25

              Implied Equity Value                         $4,862
              Debt Assumed                                  4,638
                                                           ------
              Total Transaction Value                      $9,500
                                                           ======
         ------------------------------------------------------------
--------------------------------------------------------------------------------
 Raytheon                      Total Transaction Value
  Stock                        -----------------------             Pro Forma
  Price    % Change    Equity Value     Debt      Total Value      Debt/Cap*
  -----    --------    ------------     ----      -----------      ---------
$37.01     (25.0%)        $3,808       $4,930       $8,738           58.0%
 39.48     (20.0%)         4,062        4,930        8,992           57.3%
 41.95     (15.0%)         4,316        4,930        9,246           56.6%
-------------------------------------------------------------
 44.42     (10.0%)         4,570        4,930        9,500           55.9%
 46.88      (5.0%)         4,824        4,676        9,500           54.6%
 49.35       0.0%          5,078        4,422        9,500           53.4%
 51.82       5.0%          5,332        4,168        9,500           52.2%
 54.29      10.0%          5,586        3,914        9,500           51.0%
-------------------------------------------------------------
 56.75      15.0%          5,840        3,914        9,754           50.4%
 59.22      20.0%          6,093        3,914       10,008           49.8%
 61.69      25.0%          6,347        3,914       10,262           49.2%
--------------------------------------------------------------------------------

* Reflects impact of additional $2,950 debt relating to the pending acquisition of Texas Instruments' DS&E business.

                          Pro Forma Trading Analysis

                                   Raytheon

                   ($ in millions, except per share amounts)

                                             1997                              1998
                                             ----                              ----
Earnings Per Share
  Stand-Alone                               $3.60                             $4.11
  Pro Forma (a)                              3.43                              4.15
      Accretion / (Dilution)                (4.7%)                             1.0%


Valuation Implications
----------------------
1997E P/E Multiple                 13.0x      -      15.0x           12.0x      -      14.0x
                                   -----             -----           -----             -----

Implied Stock Price                $44.59     -      $51.45          $49.80     -      $58.10

P/E Multiple Needed to Maintain
  Stock Price of Collar Midpoint            14.4x                             11.9x

Analysis based on transaction completed at the midpoint of the collar ($49.35).

(a) Earnings per share calculation for 1997 is pro forma assuming a full year impact of HAC and TI transactions. EPS figures are calculated using primary shares.

                             Stock Trading History

                               Northrop Grumman



                             [GRAPH APPEARS HERE]



Latest Close (1/10/97)                  $   77.75

10 Day Average                          $   80.71
20 Day Average                              80.74
30 Day Average                              81.06


Equity Market Cap (millions)            $ 4,677.2
Shares Outstanding (millions)
   Primary                                   57.7
   Fully-Diluted                             59.0
Average Daily Volume                      147,078

V

                             Stock Trading History

                          Northrop Grumman - Indexed



                           [LINE GRAPH APPEARS HERE]

                            Summary Financial Data

                               Northrop Grumman

                   ($ in millions, except per share amounts)



                                                    Years Ended December 31,
                              ---------------------------------------------------------------------         CAGR
                                1996        1997        1998        1999         2000        2001         1996-2001
                                ----        ----        ----        ----         ----        ----         ---------
Income Statement
----------------
Revenues                       $8,000       ***         ***         ***          ***         ***             ***


EBITDA (a)                        953       ***         ***         ***          ***         ***             ***

EBIT (b)                          594       ***         ***         ***          ***         ***             ***
    Margin                        7.4%      ***         ***         ***          ***         ***

Earnings Per Share              $5.28       ***         ***         ***          ***         ***             ***
    Annual Growth                           ***         ***         ***          ***         ***


Balance Sheet                 12/31/96
-------------                 --------
Debt                           $3,490
Equity                          2,175
Debt/Cap Ratio                  61.6%

Credit Ratings
   S&P                          BBB-
   Moody's                      Baa3


Source: Financial information provided by Northrop Grumman management, January 1997.

(a) EBITDA figures are before impact of pension income.
(b) EBIT figures include impact of pension income and amortization of acquisition goodwill.

*** [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY PURSUANT TO A
    CONFIDENTIAL TREATMENT REQUEST.]

                              Review of Synergies
                               Northrop Grumman

                                ($ in millions)

                                         Years Ended December 31,
                                    ---------------------------------  1997-2001
                                    1997   1998   1999   2000    2001    Total
                                    ----   ----   ----   ----    ----    -----
Revenue Synergy                       $5   $150   $420   $650   $1,000   $2,225
  Associated Margin (11%)              1     17     46     72      110      245

Pretax Cost Savings                  199    234    294    169      121    1,017
                                    ----   ----   ----   ----     ----   ------

  Subtotal                          $200   $251   $340   $241     $231   $1,262

Other Items
  Purchase Accounting Adjustments     78     83     84     86       86      417
                                    ----   ----   ----   ----     ----   ------

Total EBT Increase                  $278   $334   $424   $327     $317   $1,679
                                    ----   ----   ----   ----     ----   ------

Source: Synergy information provided by Northrop Grumman management, January 1997.

VI
                             Analysis of Proposal
                               Northrop Grumman


                   ($ in millions, except per share amounts)

          -------------------------------------------------------------------
          Summary of Terms
          -------------------------------------------------------------------
                     Class A Shares Issued to HAC Holders        57.729
                     Northrop Grumman Stock Price (1/10/97)      $77.75

                     Implied Equity Value                        $4,488
                     Debt Assumed                                 4,813
                                                                  -----
                     Total Transaction Value                     $9,301
                                                                 ------
          -------------------------------------------------------------------

--------------------------------------------------------------------------------
 Northrop
 Grumman
  Stock                                                             Pro Forma
  Price       % Change       Debt      Equity      Total Value       Debt/Cap
-----------------------    -------------------------------------     --------
 $60.75        (25.0%)      $5,093     $3,507         $8,600           60.2%
  64.80        (20.0%)       5,093      3,741          8,833           59.2%
  68.85        (15.0%)       5,093      3,975          9,067           58.3%
  72.90        (10.0%)       5,093      4,208          9,301           57.3%
  76.95         (5.0%)       4,859      4,442          9,301           55.8%
  81.00          0.0%        4,625      4,676          9,301           54.2%
  85.05          5.0%        4,391      4,910          9,301           52.7%
  89.10         10.0%        4,157      5,144          9,301           51.1%
  93.15         15.0%        4,157      5,377          9,535           50.3%
  97.20         20.0%        4,157      5,611          9,769           49.6%
 101.25         25.0%        4,157      5,845         10,002           48.8%

--------------------------------------------------------------------------------

                          Pro Forma Trading Analysis
                               Northrop Grumman

                   ($ in millions, except per share amounts)

                                               1997                              1998
                                               ----                              ----
Earnings Per Share
   Stand-Alone                                 ***                                ***
   Pro Forma (a)                               ***                                ***
      Accretion/(Dilution)                     ***                                ***

Valuation Implications
----------------------
1997E P/E Multiple                    ***                 ***           ***                 ***

Implied Stock Price                   ***                 ***           ***                 ***

P/E Multiple Needed to Maintain
   Stock Price of Collar Midpoint               16.3x                             13.8x

Analysis based on transaction completed at the midpoint of the collar ($81.00).

(a) Earnings per share calculation for 1997 is pro forma assuming a full year impact. Assumes full benefit of synergies.

*** [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY PURSUANT TO A
    CONFIDENTIAL TREATMENT REQUEST.]

A.
                             Impact of Transaction

                                   Raytheon


                   ($ in millions, except per share amounts)



                                                    Year Ended December 31,
                              ---------------------------------------------------------------------         CAGR          CAGR
                                1996        1997        1998        1999         2000        2001         1996-2001     1997-2001
                                ----        ----        ----        ----         ----        ----         ---------     ---------
Raytheon
Earnings Per Share*             $3.30       $3.60       $4.11       $4.83        $5.68       $6.57          14.8%         16.2%
   P/E Ratio**                              13.1x       11.5x        9.8x         8.3x        7.2x

Debt/Cap                        44.8%

Raytheon/TI/HAC
Earnings Per Share              $3.30       $3.43       $4.15       $5.13        $6.17       $7.07          16.5%         19.8%
  P/E Ratio to Breakeven                    13.8x       11.4x        9.2x         7.7x        6.7x

Accretion/(Dilution)                        (4.7%)        1.0%        6.3%         8.6%        7.6%

Debt/Cap                        53.4%



*  Earnings per share calculated using primary shares outstanding.

** Based on latest closing stock price of $47.25 as of January 10, 1997.

                             Impact of Transaction
                               Northrop Grumman

                   ($ in millions, except per share amounts)

                                       Years Ended December 31,
                             ----------------------------------------------     CAGR      CAGR
                              1996    1997    1998    1999    2000    2001   1996-2001  1997-2001
                             ------  ------  ------  ------  ------  ------  ---------  ---------
Stand-Alone
Earnings Per Share            $5.31    ***    ***       ***   ***     ***       ***        ***
  P/E Ratio (a)
                                       ***    ***       ***   ***     ***
Debt/Cap                        62%     57%     50%     41%     51%      35%

Pro Forma
Earnings Per Share            $5.31   $4.97   $5.89   $7.55   $8.37    $9.68    12.8%      18.1%
  P/E Ratio to Breakeven (a)          15.7x   13.2x   10.3x    9.3x     8.0x

Accretion/(Dilution)                   ***    ***       ***   ***     ***

Debt/Cap                        55%     51%     47%     41%     39%      33%

Pro Forma w/ Repurchase
Earnings Per Share            $5.31   $5.02   $6.14   $8.28   $9.51   $11.36    16.4%      22.7%
  P/E Ratio to Breakeven (a)          15.5x   12.7x    9.4x    8.2x     6.9x

Accretion/(Dilution)                   ***    ***       ***   ***     ***

Debt/Cap                        55%     55%     55%     55%     55%      55%

Source: Pro forma "Merger Consequences Analysis" as per Northrop Grumman proposal, January 1997.

(a) Based on latest closing stock price of $77.75 as of January 10, 1997.

*** [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY PURSUANT TO A
    CONFIDENTIAL TREATMENT REQUEST.]

                            Summary Financial Information

                               HAC Segment Data


                                                           For the Years Ended December 31,
                                  -----------------------------------------------------------------------------       1996-2001
                                                                    Projected
($ in millions)                       1996         1997         1998         1999         2000         2001             CAGR
---------------------------------------------------------------------------------------------------------------------------------
Revenues
--------
Sensor & Communications Systems     $2,548       $2,607       $2,713       $2,860       $3,377       $3,708              7.8%
Weapons Systems                      1,997        2,120        2,048        2,057        2,076        2,150              1.5%
Information Systems & Services       2,065        2,549        2,832        3,198        3,589        3,910             13.6%
Defense Systems                         51           75           98          152          329          346             46.7%
Eliminations/Other                    (441)        (711)        (543)        (610)        (545)        (514)
                                      -----        ----         -----        -----        -----        -----
     Total                          $6,220       $6,640       $7,148       $7,657       $8,826       $9,600              9.1%

Operating Income
----------------
Sensor & Communications Systems       $285         $333         $312         $324         $389         $420              8.1%
Weapons Systems                        200          197          212          221          233          251              4.6%
Information Systems & Services         188          236          266          292          321          347             13.0%
Defense Systems                          0            2            7           13           34           36            160.5%
Eliminations/Other                      22          (36)         (47)         (50)         (61)         (56)
                                        --          ----         ----         ----         ----         ----
     Total                            $695         $732         $750         $800         $916         $998              7.5%

Revenue Growth
--------------
Sensor & Communications Systems       15.1%         2.3%         4.1%         5.4%        18.1%         9.8%
Weapons Systems                      (14.0%)        6.2%        (3.4%)        0.4%         0.9%         3.6%
Information Systems & Services         7.4%        23.4%        11.1%        12.9%        12.2%         8.9%
Defense Systems                       45.7%        47.1%        30.7%        55.1%       116.4%         5.2%
     Total                             2.0%         6.8%         7.7%         7.1%        15.3%         8.8%

Operating Margin
----------------
Sensor & Communications Systems       11.2%        12.8%        11.5%        11.3%        11.5%        11.3%
Weapons Systems                       10.0%         9.3%        10.3%        10.8%        11.2%        11.7%
Information Systems & Services         9.1%         9.3%         9.4%         9.1%         8.9%         8.9%
Defense Systems                        0.6%         2.7%         7.1%         8.6%        10.3%        10.4%
    Total                             11.2%        11.0%        10.5%        10.5%        10.4%        10.4%

Notes:
Financial projections as per HAC management, November 1996.
Adjusted to reflect impact of sale of DSO, acquisition of ATK Marine, and wins of AIM-9X and GM University contracts.
Operating income is before impact of goodwill amortization.

                         Summary Financial Information
                            Raytheon Segment Data

                                ($ in millions)

                                                 For the Years Ended December 31,
                             -----------------------------------------------------------------------
                                                            Projected                                    1996-2001
($ in millions)                  1996        1997        1998        1999        2000       2001            CAGR
--------------------------------------------------------------------------------------------------------------------
Revenues
--------
***                                ***        ***         ***           ***       ***        ***            ***
***                                ***        ***         ***           ***       ***        ***            ***
***                                ***        ***         ***           ***       ***        ***            ***
***                                ***        ***         ***           ***       ***        ***            ***
***                                ***        ***         ***           ***       ***        ***            ***
                              ---------   -------     -------     ---------   -------    -------
   Total                      $12,355     $14,936     $16,826      $19,219    $21,604    $21,604           14.0%

Operating Income
----------------
***                                ***        ***         ***           ***       ***        ***            ***
***                                ***        ***         ***           ***       ***        ***            ***
***                                ***        ***         ***           ***       ***        ***            ***
***                                ***        ***         ***           ***       ***        ***            ***
***                                ***        ***         ***           ***       ***        ***            ***
                              ---------   -------     -------     ---------   -------    -------
   Total                       $1,250     $1,575      $1,785        $2,026     $2,335     $2,623           16.0%

Revenue Growth
--------------
***                                           ***         ***           ***       ***        ***
***                                           ***         ***           ***       ***        ***
***                                           ***         ***           ***       ***        ***
***                                           ***         ***           ***       ***        ***
                                          -------     -------     ---------   -------    -------
   Total                                    20.9%       12.7%         14.2%     12.4%      10.1%

Operating Margin
----------------
***                                ***        ***         ***           ***       ***        ***
***                                ***        ***         ***           ***       ***        ***
***                                ***        ***         ***           ***       ***        ***
***                                ***        ***         ***           ***       ***        ***
                              ---------   -------     -------     ---------   -------    -------
   Total                          0.1%      10.5%       10.6%        10.5%      10.8%      11.0%

Notes:
Source: Raytheon management, January 1997.
***[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST].

                                      ***




*** [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY PURSUANT TO A
    CONFIDENTIAL TREATMENT REQUEST.]

                           HAC Management Assessment

                             Base Financial Plans

                                     1997               Cumulative 1997-2001
                            ------------------------  ------------------------     CAGR
($ in millions)                 $       % Change          $       % Change      1997-2001
----------------------------------------------------  ------------------------  ---------
Raytheon
Baseline Operating Profit    $1,606                     $10,417                   16.9%
HAC Consensus                 1,557        (3.1%)         9,854      (5.4%)       14.4%
Constant Rates                1,311       (18.4%)         8,004     (23.2%)        9.9%

Baseline Synergies              190        11.8%          2,257      21.7%
HAC Consensus Synergies         287        17.9%          1,880      18.0%

Northrop Grumman
Baseline Operating Profit       ***                        ***                     ***
HAC Consensus                   800          ***          4,747        ***         9.3%
Constant Rates                  739          ***          3,925        ***         ***

Baseline Synergies              200        24.8%          1,263      26.1%
HAC Consensus Synergies         166        20.6%            986      20.3%

Notes:
 Analysis as per HAC management, January 1997. Assessment of impact on operating earnings.


*** [CONFIDENTIAL MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO A
     CONFIDENTIAL TREATMENT REQUEST.]
27

                           HAC Management Assessment
                                Revenue Synergy

                                                                  Years Ended December 31,
                                                ----------------------------------------------------------     Total
($ in millions)                                  1997        1998        1999        2000        2001        1997-2001
=======================================================================================================================
--------------------------------------------
Raytheon
--------------------------------------------
Additional Revenues over Baseline Plan          $15          $220        $385        $555        $750          $1,925
Additional Revenues from HAC/TI                  47           190         369         515         580           1,701
                                                 --           ---         ---         ---         ---           -----
  Total                                         $62          $410        $754      $1,070      $1,330          $3,626

Additional Operating Profit                      $7           $45         $84        $122        $153            $411

"HAC Consensus" Adjustment                                       -------------None-----------

Combined Defense Base (w/TI)                  $15,045       $16,350     $17,826     $20,000    $21,940
  Synergy as a % of Base                         0.4%          2.5%        4.2%        5.4%       6.1%

--------------------------------------------
Northrop Grumman
--------------------------------------------

Additional Revenues over Baseline Plan            $5           $150        $420        $650     $1,000         $2,225

Additional Operating Profit                       $1            $17         $46         $72       $110           $246

"HAC Consensus" Adjustment                                       -------------None-----------

Combined Electronics Base                     $10,716       $11,663     $12,811     $14,637    $16,340
  Synergy as a % of Base                         0.0%          1.3%        3.3%        4.4%       6.1%

Notes:
Analysis as per HAC management, January 1997.

                           HAC Management Assessment

                                 Cost Synergy


                                                         Years Ended December 31,
                                             ----------------------------------------------------------------        Total
($ in millions)                                 1997         1998          1999          2000         2001         1997-2001
-------------------------------------------------------------------------------------------------------------   ---------------
Raytheon
Gross Cost Reduction (Raytheon/HAC)           $   575      $  1,150     $ 1,150        $ 1,150     $ 1,150       $   5,175

Change in EBT (Raytheon/HAC)                      152           343         421            393         345           1,654

Implied Retention Rate                           26.4%         29.8%       36.6%          34.2%       30.0%

Change in EBT (HAC/TI)                             31            97          84             72          73             357

Combined Change in EBT                        $   183       $   440     $   505        $   465     $   418       $   2,011

Combined Target Cost Pool (Approx.)*          $11,600       $12,400     $13,400        $15,000     $16,300
Gross Savings as a % of Target Cost Pool          5.0%          9.3%        8.6%           7.7%        7.1%

HAC Cost Pool (Approx.)                       $ 6,000       $ 6,200     $ 6,600        $ 7,500     $ 8,100
Gross Savings as a % of HAC Cost Pool             9.6%         18.5%       17.4%          15.3%       14.2%



HAC Consensus Adjustment
Adjust Retention Rate (Raytheon/HAC)             50.0%         40.0%       30.0%          25.0%       25.0%

 Revised Change in EBT (Raytheon/HAC)         $   288       $   460     $   345        $   288     $   288       $   1,668

  Adjustment to EBT                               136           117         (76)          (106)        (58)             14


Notes:
 Analysis as per HAC management, January 1997.
1997 represents 1/2 year.

                           HAC Management Assessment

                                 Cost Synergy

                                                           Years Ended December 31,
                                             --------------------------------------------------     Total
($ in millions)                                 1997      1998      1999      2000      2001      1997-2001
--------------------------------------------------------------------------------------------------------------
Northrop Grumman Analysis (a)

Cost Reduction - Gross                          $393      $653      $770      $770      $770       $3,356

Change in EBT                                   $199      $234      $294      $169      $121       $1,017

Implied Retention Rate                          50.6%     35.8%     38.2%     21.9%     15.7%

Combined Target Cost Pool (Approx.)*           $9,700   $10,400   $11,300   $12,800   $14,300
Gross Savings as a % of Target Cost Pool         4.1%      6.3%      6.8%      6.0%      5.4%

ESID/ESSD Cost Pool (Approx.)                  $3,700    $4,100    $4,600    $5,200    $6,100
Gross Savings as a % of Cost Pool               10.6%     15.9%     16.7%     14.8%     12.6%


HAC Consensus Adjustment

Adjust Cost Reduction                           $685      $685      $685      $685      $685       $3,425

Adjust Retention Rate                                                         20.0%     20.0%

  Revised Change in EBT                         $173      $245      $262      $137      $137          954

    Adjustment to EBT                           ($26)      $11      ($32)     ($32)      $16         ($63)

Notes:
 Analysis as per HAC management, January 1997.
 *Estimated target cost pool consists of ESID, ESSD and Ruby.

30